            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 20, 2006, relating to the financial statements and financial highlights which appear in the February 28, 2006 Annual Report to Shareholders of Nuveen California Municipal Bond Fund and Nuveen California Insured Municipal Bond Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such registration statement.

PricewaterhouseCoopers LLP

Chicago, Illinois
June 26, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 20, 2006, relating to the financial statements and financial highlights which appear in the February 28, 2006 Annual Report to Shareholders of Nuveen Massachusetts Municipal Bond Fund and Nuveen Massachusetts Insured Municipal Bond Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such registration statement.

PricewaterhouseCoopers LLP

Chicago, Illinois
June 26, 2006

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 20, 2006, relating to the financial statements and financial highlights which appear in the February 28, 2006 Annual Report to Shareholders of Nuveen New York Municipal Bond Fund, Nuveen New York Insured Municipal Bond Fund, Nuveen New Jersey Municipal Bond Fund, and Nuveen Connecticut Municipal Bond Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such registration statement.

PricewaterhouseCoopers LLP

Chicago, Illinois
June 26, 2006